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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 12, 2004

                                BBMF CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-27989
                            (Commission File Number)

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

NEVADA                                      88-0286466
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)
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                 Room 4302, 43rd Floor, China Resources Building
                    26 Harbour Road, Wan Chai, Hong Kong SAR
             (Address of principal executive offices, with zip code)

                                 +852 2116 8509
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     BBMF Corporation, a Nevada corporation (the "Company" or the "Registrant") has changed the nature of its business operations since undergoing its reorganization on April 1, 2004, as disclosed by the Company in its Current Report on Form 8-K for the events beginning April 1, 2004, as filed with the Commission.

     The Company has, therefore, received notice that effective as of August 12, 2004, Mr. Michael F. Cronin, CPA has resigned as the independent auditor of the Company. Mr. Cronin has informed the Company that the reasons for his actions are not related to any disagreements between the Company and Mr. Cronin on matters of accounting principles, financial statement disclosure or auditing scope or procedures. Mr. Cronin's reports on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Mr. Cronin on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Mr. Cronin's satisfaction, would have caused him to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We have provided Mr. Cronin with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Mr. Cronin's letter, dated August 12, 2004, stating his agreement with such statements.

     On August 12, 2004, the Board of Directors appointed BDO McCabe Lo & Company ("BDO") to serve as the Company's auditors for the quarter ending June 30, 2004, and until further changes are necessary. The change in auditors is effective immediately.

     BDO had previously served as auditors for Kesrich (Hong Kong) Limited ("Kesrich"), which is the primary operating subsidiary of BBMF Group Inc., a company organized under the law of the British Virgin Islands. BBMF Group is a wholly-owned subsidiary of the Company. BDO therefore provided audited balance sheets for Kesrich as of December 31, 2003 and 2002, and the related statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2003, the period from April 6, 2001 (Kesrich's date of inception) to December 31, 2002 and the period from April 6, 2001 to December 31, 2003. These audited financial statements were previously filed with the Commission in an amended Current Report on Form 8-K, for the events beginning April 1, 2004, as filed with the Commission on June 15, 2004. Mr. Cronin was not consulted on any of the aforementioned issues.

     Other than the audited reports set forth above, the Company did not consult with BDO during each of our two most recent fiscal years and through the date of this report with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     We have provided BDO with a copy of the foregoing disclosures. Attached as
Exhibit 16.2 is a copy of BDO's letter, dated August 12, 2004, stating their agreement with such statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibits are filed with this report:

     Exhibit 16.1 Letter from Mr. Michael F. Cronin, CPA to the Securities and Exchange Commission dated August 12, 2004.

     Exhibit 16.2. Letter from BDO McCabe Lo & Company to the Securities and Exchange Commission dated August 12, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                                BBMF CORPORATION



Date: August 12, 2004                           By: /s/ Antony Ren Haw Ip
                                                    ------------------------
                                                    Antony Ren Haw Ip
                                                    President